UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
SCHEDULE 14A INFORMATION
____________________________
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12
WEAVE COMMUNICATIONS, INC.
(Name of Registrant as Specified In Its Charter)
_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LinkedIn:

Today we announced that Weave has entered into a definitive agreement to be acquired by Francisco Partners, a leading global investment firm that specializes in partnering with technology and technology-enabled businesses.
For the 40,000+ practices who trust us with their patient interactions every day: Francisco Partners brings deep experience in healthcare and vertical software to help us keep building the things practices have asked us for:
- An AI-powered teammate that helps them do what they do best—deliver practice growth and world-class patient experiences—without the distraction of administrative tasks and manual workflows.
- Payments tools that get practices paid faster and stop revenue leakage.
- And the authorized integrations that keep practice management systems in sync with patient communications.
While we're changing ownership, we're not changing our focus or who we are. To the practices who trust us every day — thank you.
Read the announcement here: https://lnkd.in/gi2ZTUAu
Click here for key information and cautionary statements: https://lnkd.in/gi2ZTUAu
https://www.linkedin.com/posts/getweave_weave-announces-acquisition-by-francisco-activity-7495469120923131904-_5aQ?utm_source=share&utm_medium=member_desktop&rcm=ACoAACB-OdQBuFmU_lpIHb5y4I2w6eZXYOvd_s0

CEO LinkedIn:

A few thoughts on today’s news.

In 2008, the premise of this company was that the dental office, independent optometry practice, and the neighborhood veterinarian deserved software as good as anything built for a large health system.

That was not an obvious bet. Weave is now a system of action at over 40,000 customer locations, the majority using AI we built directly into the platform.

To the Weave team: Thank you. None of this would be possible without your passion for our customers and hard work.

To our customers: Nothing changes about the platform you rely on. We will keep innovating and earning your trust.

https://www.linkedin.com/posts/brett-white-71650b5_a-few-thoughts-on-todays-news-in-2008-share-7495470056320167936-tFsK/?utm_source=share&utm_medium=member_desktop&rcm=ACoAACB-OdQBuFmU_lpIHb5y4I2w6eZXYOvd_s0

Important Information and Where to Find It

In connection with the proposed transaction between Weave Communications, Inc. (the “Company”) and Francisco Partners, the Company will file with the Securities and Exchange Commission (“SEC”) relevant materials, including a proxy statement (the “Proxy Statement”) relating to a special meeting of the Company’s stockholders to be held in connection with the proposed transaction, the definitive version of which will be sent or provided to the Company’s stockholders. The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, PARTIES TO THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the Company’s investor relations website at investors.getweave.com or by contacting the Company’s Investor Relations department by email at ir@getweave.com or by telephone at (801) 656-8231.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this document that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties which could cause actual results to differ materially from those contained in the forward-looking statements. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Such statements are based on management’s expectations as of the date they are made and are not guarantees of future results. Forward-looking statements generally can be identified by the use of forward-looking terminology, such as “anticipate,” “believe,” “continue,” “could,” “expect,” “may,” “should,” “intend,” “seek,” “estimate,” “plan,” “target,” “project,” “likely,” “will,” “future” or other similar words or phrases. These risks and uncertainties include, but are not limited to, factors such as: (i) the ability to obtain regulatory approval and meet other closing conditions to the proposed transaction, including obtaining approval of the Company’s stockholders, on the expected timeframe or at all; (ii) potential adverse reactions or changes to business relationships, operating results, financial results and the business generally resulting from the announcement, pendency or inability to complete the proposed transaction on the expected timeframe or at all; (iii) actual or threatened litigation relating to the proposed transaction or otherwise; (iv) the inability to retain key personnel, management or customers, or potential diminished productivity due to the impact of the proposed transaction on the Company’s current and prospective employees, key management, customers and other business partners; (v) risks related to diverting management’s attention from the Company’s ongoing business operations; (vi) unexpected delays, costs, charges, fees or expenses resulting from the proposed transaction or the assumption of undisclosed liabilities related thereto; (vii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the proposed transaction, including in circumstances requiring the Company to pay a termination fee; (viii) the risk that the price of the Company’s common stock may fluctuate during the pendency of the proposed transaction and may decline significantly if the proposed transaction is not completed; (ix) the risk that certain restrictions during the pendency of the proposed transaction may affect the Company’s ability to pursue certain business opportunities or strategic transactions; (x) actions by competitors; (xi) general adverse economic, political, social and security conditions in the regions in which the Company operates; and (xii) the other risks and uncertainties discussed under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and in other documents that the Company subsequently files from time to time with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made and are based on information available at that time. Except as required by law, the Company undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances after the date the forward-looking statements were made.

Participants in the Solicitation

The Company and certain of its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the special meeting of stockholders. Information regarding the Company’s directors and executive officers is available in the Company’s definitive proxy statement filed with the SEC on April 28, 2026, in connection with its 2026 annual meeting of stockholders, under the sections titled “Proposal One: Election of Directors,” “Executive Compensation,” and “Security Ownership of Certain Beneficial Owners and Management.” To the extent the security holdings of the Company’s directors and executive officers have changed since the amounts described in such proxy statement, such changes have been reflected in Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, including the interests of the Company’s directors and executive officers, will be contained in the definitive proxy statement related to the proposed transaction and other relevant materials to be filed or furnished with the SEC when they become available.